Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated combined financial statements (the “pro forma financial statements”) present the historical consolidated financial statements of the Company, the historical financial statements of PHX and the historical carve-out financial statements of the SJM II Sellers, adjusted to give effect to the PHX Acquisition, the SJM II Acquisition and the related financing thereof and the Transactions. Additionally, the pro forma financial statements include adjustments associated with the Three Rivers Acquisition completed by WhiteHawk prior to the PHX Acquisition. On March 31, 2025, the Company purchased mineral and royalty interests in the Marcellus Shale from the TRR Seller. On June 23, 2025, WH Acquisition Corp. and Merger Sub closed on the PHX Merger Agreement and WH Acquisition Corp. fully acquired all of PHX, with PHX continuing as the surviving entity and a wholly owned indirect subsidiary of the Company. Pursuant to the SJM II Acquisition, the Company, through certain of its subsidiaries, will acquire the SJM II Assets from the SJM II Sellers for an aggregate purchase price of $105.0 million, subject to customary adjustments.

The financing related to the SJM II Acquisition consists of the issuance of shares of Series E Preferred Stock for aggregate proceeds of up to $50.0 million pursuant to the Equity Commitment Letters entered into on August 12, 2026 with certain investors, including Daniel Herz, our Chairman, President and Chief Executive Officer, and the issuance of shares of Series A Common Stock for aggregate proceeds of $75.0 million pursuant to a Securities Purchase Agreement entered into on September 16, 2026 ("Securities Purchase Agreement Financing"). See “Certain Relationships and Related Party Transactions—Series E Preferred Stock Financing.”

The unaudited pro forma condensed consolidated combined balance sheet gives effect to the SJM II Acquisition and the related financing thereof as if they had occurred on June 30, 2026. The PHX Acquisition, the Three Rivers Acquisition and the Transactions are reflected in the historical consolidated balance sheet of WhiteHawk as of June 30, 2026, and, as such, no pro forma adjustments are made for such transactions in the unaudited pro forma condensed consolidated combined balance sheet. The unaudited pro forma condensed consolidated combined statement of operations for the year ended December 31, 2025 gives effect to the PHX Acquisition, the Three Rivers Acquisition, the SJM II Acquisition and the Transactions as if each had occurred on January 1, 2025 (the “assumed date”). The pro forma financial statements contain certain reclassification adjustments to (i) conform the historical PHX financial statement presentation and the historical carve-out financial statement presentation of the SJM II Sellers to the Company’s financial statement presentation and (ii) conform certain of the Company’s historical amounts to PHX’s financial statement presentation. The unaudited pro forma condensed consolidated combined statement of operations for the six months ended June 30, 2026 gives effect to the SJM II Acquisition and the Transactions as if they had occurred on January 1, 2025.

The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S‑X as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” using assumptions set forth in the notes to the unaudited pro forma financial statements. The pro forma financial statements have been adjusted to include transaction accounting adjustments in accordance with GAAP, linking the effects of the PHX Acquisition, the Three Rivers Acquisition, the SJM II Acquisition and the Transactions and the adjustments to the PHX historical financial statements, the TRR Seller consolidated carve-out financial statement presentation and the SJM II Sellers carve-out financial statement presentation to the historical consolidated financial statements of the Company. The Company has finalized purchase accounting for the PHX and TRR Seller acquisitions and conformed their accounting policies to those of the Company, and the accompanying unaudited pro forma condensed combined financial information reflects the final purchase price allocations recorded in the Company’s audited consolidated financial statements for the year ended December 31, 2025, with only transaction accounting adjustments presented. The Company has not finalized purchase accounting for the SJM II Acquisition, and the pro forma adjustments related to the SJM II Acquisition are based on preliminary estimates of the fair values of the assets to be acquired and the liabilities to be assumed, which are subject to change upon completion of the final purchase price allocation. The Company expects to account for the SJM II Acquisition as an asset acquisition in accordance with GAAP. The pro forma financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the financial condition or the operating results that the Company would have achieved if the PHX Acquisition, the Three Rivers Acquisition, the SJM II Acquisition and the Transactions had taken place on the assumed date.

The pro forma financial statements do not reflect future events that may have occurred after the consummation of the PHX Acquisition, the Three Rivers Acquisition, the SJM II Acquisition and the Transactions, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings or economies of scale that may be achieved with respect to the combined operations. In addition, the consummation of the SJM II Acquisition remains subject to the satisfaction of customary closing conditions, and the SJM II Acquisition may not be consummated on the terms, or within the time period, reflected in the pro forma financial statements. As a result, future results may vary significantly from the results reflected in the pro forma financial statements and should not be relied on as an indication of the Company’s post-combination future results.

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

As of June 30, 2026

(in thousands, except par value and share amounts)

	Historical
	WhiteHawk			As Adjusted for
	Minerals	SJM II		SJM II	Pro Forma
	Corp.	Adjustments		Acquisition	Combined
Assets:
Current assets:
Cash and cash equivalents	$13,229	$49,500	A	$27,104	$27,104
		72,225	B
		(107,850)	C
Accounts receivable	8,637	—		8,637	8,637
Short-term derivative asset	8,532	—		8,532	8,532
Other current assets	2,150	—		2,150	2,150
Total current assets	32,548	13,875		46,423	46,423
Natural gas and oil mineral interests, net - successful efforts method	477,633	107,850	C	585,483	585,483
Other property and equipment, net	215	—		215	215
Other assets	7,892	—		7,892	7,892
Total assets	$518,288	$121,725		$640,013	$640,013
Liabilities, mezzanine equity and shareholders' equity:
Current liabilities:
Accounts payable	$9,020	$—		$9,020	$9,020
Accrued liabilities	3,300	—		3,300	3,300
Earnout liability, current portion	10,841	—		10,841	10,841
Operating lease liabilities, current portion	179	—		179	179
Total current liabilities	23,340	—		23,340	23,340
Senior notes, net of unamortized debt issuance costs	68,070	—		68,070	68,070
Operating lease liabilities, net of current portion	31	—		31	31
Earnout liability, net of current portion	15,076	—		15,076	15,076
Long-term derivative liability	801	—		801	801
Asset retirement obligation	329	—		329	329
Total liabilities	107,647	-		107,647	107,647
Commitments and contingencies
Mezzanine equity:
Series B Preferred stock, $0.0001 par value; 400,000 shares authorized; 46,483 shares issued and outstanding on a historical and pro forma basis, redemption value $46,483	34,763	—		34,763	34,763
Series E Preferred stock, $0.0001 par value; 50,000 shares authorized; 0 shares issued and outstanding on a historical basis and 50,000 shares issued and outstanding on a pro forma basis,historical redemption value $0 and pro forma redemption value $50,000	—	49,500	A	49,500	49,500
Series F Preferred stock, $0.0001 par value; 100,000 shares authorized; 0 shares issued and outstanding on a historical basis and 100,000 shares issued and outstanding on a pro forma basis, historical redemption value $0 and pro forma redemption value $100,000	—	—		—	—
Equity:
Class A common stock, $0.0001 par value; 250,000,000 shares authorized ; 23,795,450 shares issued and outstanding on a historical and pro forma basis	—	—		—	—
Class B common stock; $0.0001 par value; 100,000,000 shares authorized ; 3,750,000 shares issued on a historical and pro forma basis	—	—		—	—
Additional paid in capital	333,792	72,225	B	406,017	406,017
Accumulated deficit	(55,299)	—		(55,299)	(55,299)
Stockholders equity in WhiteHawk Minerals Corp.	278,493	72,225		350,718	350,718
Non-controlling interest	97,385	—		97,385	97,385
Total equity	375,878	72,225		448,103	448,103
Total liabilities, mezzanine equity and equity	$518,288	$121,725		$640,013	$640,013

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

For the Six Months Ended June 30, 2026

(in thousands, except per share data)

		Historical
	WhiteHawk
	Minerals		SJM II		Pro Forma
	Corp.	SJM II	Adjustments		Combined
Revenues:		M
Royalty revenue	$43,429	$—	$6,965		$50,394
Natural gas royalty revenue	—	6,501	(6,501)	N	-
Natural gas liquids royalty revenue	—	1,069	(1,069)	N	-
Oil royalty revenue	—	286	(286)	N	-
Gain (loss) on commodity derivative instruments	5,675	—	623	O	6,298
Lease bonus and other revenue	797	648	—		1,445
Total revenue	49,901	8,504	(268)		58,137
Operating expenses:
Gathering, processing, and transportation	—	891	(891)	N	—
General and administrative	7,971	151	—		8,122
Management fees	18,822	—	—		18,822
Depletion, depreciation and accretion	19,863	1,390	2,003	S	23,256
Total operating expenses	46,656	2,432	1,112		50,200
Operating income (loss)	3,245	6,072	(1,380)		7,937
Other expense:
Loss on extinguishment of debt	21,722	—	—		21,722
Change in fair value of earnout liability	1,694	—	—		1,694
Interest expense, net	11,031	—	(5)	P	11,026
Realized loss on commodity derivative instruments	—	324	(324)	O	—
Unrealized gain on commodity derivative instruments	—	(947)	947	O	—
Other income	—	(5)	5	P	—
Income (loss) before income taxes	(31,202)	6,700	(2,003)		(26,505)
Provision for (benefit from) income taxes	9,066	—	1,621	H	10,687
Net income (loss)	(40,268)	6,700	(3,624)		(37,192)
Net (income) loss attributable to non-controlling interests	115	—	579	Q	694
Earnings allocated to participating securities	(5,507)	—	(2,500)	R	(8,007)
Net income (loss) attributable to common stockholders	$(45,660)	$6,700	$(5,545)		$(44,505)

Net Income (loss) per common share attributable to common stockholders:
Common shares - basic and diluted	$(2.86)				$(2.36)
Weighted average number of shares outstanding:
Common shares - basic and diluted	15,948				18,822

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

For the Year Ended December 31, 2025

(in thousands, except per share data)

	Historical				Historical				Historical
	WhiteHawk Income Corporation	Three Rivers Royalty Adjustments	As Adjusted for TRR Acquisition		PHX Minerals		PHX Adjustments	As Adjusted for TRR Acquistion and PHX Acquistion	SJM II	SJM II Adjustments		As Adjusted for TRR Acquistion, PHX Acquistion and SJM II Acquisition	Transaction Adjustments		Pro Forma Combined
	(As restated)
Revenues:		A			B				M
Royalty revenue	$50,075	$5,616	$55,691		$19,569		$(3,421)	$71,839	$—	$13,746		$85,585	$—		$85,585
Natural gas royalty revenue	—	—	—		—		—	—	13,777	$(13,777)	N	—	—		—
Natural gas liquids royalty revenue	—	—	—		—		—	—	1,901	$(1,901)	N	—	—		—
Oil royalty revenue	—	—	—		—		—	—	164	$(164)	N	—	—		—
Gain (loss) on commodity derivative instruments	16,648	—	16,648		(596)		—	16,052	—	865	O	16,917	—		16,917
Lease bonus revenue	872	—	872		471		—	1,343	790	—		2,133	—		2,133
Total revenue	67,595	5,616	73,211		19,444		(3,421)	89,234	16,632	(1,231)		104,635	—		104,635
Operating expenses:
Lease operating expenses	—	—	—		560	C	(560)	—	—	—		—	—		—
Transportation, gathering and marketing	—	—	—		2,138	C	(2,138)	—	2,096	(2,096)	N	—	—		—
Production and ad valorem taxes	—	—	—		723	C	(723)	—	—	—		—	—		—
General and administrative	16,585	—	16,585		10,854		—	27,439	419	—		27,858	—		27,858
Management fees	9,966	—	9,966	E	—		—	9,966	—	—		9,966	13,555	J	23,521
Depletion, depreciation and accretion	24,237	—	24,237		4,907	D	7,307	36,451	3,603	3,058	S	43,112	-		43,112
Total operating expenses	50,788	—	50,788		19,182		3,886	73,856	6,118	962		80,936	13,555		94,491
Operating income (loss)	16,807	5,616	22,423		262		(7,307)	15,378	10,514	(2,193)		23,699	(13,555)		10,144
Other expense:
Loss on extinguishment of debt	3,839	—	3,839		—		—	3,839	—	—		3,839	17,600	F	24,879
												—	3,440	G
Loss (gain) on sale of assets	123	—	123		(6,429)		—	(6,306)	—	—		(6,306)	—		(6,306)
Interest expense, net	19,070	—	19,070		659		—	19,729	—	(55)	P	19,674	—		19,674
Realized (gain) loss on commodity derivative instruments	—	—	—		—		—	—	(1,449)	1,449	O	-	—		—
Unrealized (gain) loss on commodity derivative instruments	—	—	—		—		—	—	584	(584)	O	-	—		—
Other income	—	—	—		—		—	—	(55)	55	P	-	—		—
Income (loss) before income taxes	(6,225)	5,616	(609)		6,032		(7,307)	(1,884)	11,434	(3,058)		6,492	(34,595)		(28,103)
Provision for (benefit from) income taxes	(2,640)	—	(2,640)		1,297		—	(1,343)	—	2,767	H	1,424	(2,806)	H	(1,382)
Net income (loss)	(3,585)	5,616	2,031		4,735		(7,307)	(541)	11,434	(5,825)		5,068	(31,789)		(26,721)
Net (income) loss attributable to non-controlling interests	—	—	—		—		—	-	—	—		—	3,464	I	3,464
Earnings allocated to participating securities	(7,341)	—	(7,341)		—		—	(7,341)	—	(5,000)	R	(12,341)	(2,100)	L	(14,441)
Net income (loss) attributable to common shareholders	$(10,926)	$5,616	$(5,310)		$4,735		$(7,307)	$(7,882)	$11,434	$(10,825)		$(7,273)	$(30,425)		$(37,698)

Earnings(loss) per common share:
Common shares - basic and diluted	$(1.30)														$(2.16)
Weighted average number of shares outstanding:
Common shares - basic and diluted	8,378														14,611

Notes to unaudited pro forma condensed consolidated combined financial statements

1. Basis of Presentation, the Offering and Reorganization

The pro forma financial statements have been derived from the historical financial statements of WhiteHawk (in the case of financial information as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025 as restated in the Restatement). The unaudited pro forma condensed consolidated combined balance sheet gives effect to the SJM II Acquisition as if it had occurred on June 30, 2026. The PHX Acquisition, Three Rivers Royalty Acquisition, and the Transactions are reflected in the historical consolidated balance sheet of WhiteHawk as of June 30, 2026, and, as such no pro forma adjustments are made for such transactions in the unaudited pro forma condensed combined balance sheet. The unaudited pro forma condensed consolidated combined statement of operations for the year ended December 31, 2025 gives effect to the PHX Acquisition, the Three Rivers Royalty Acquisition, the SJM II Acquisition and the Transactions as if each had occurred on January 1, 2025. The unaudited pro forma condensed consolidated combined statement of operations for the six months ended June 30, 2026 gives effect to the Transactions and SJM II Acquisition as if each had occurred on January 1, 2025. The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these statements. In management’s opinion, all adjustments known to date that are necessary to present fairly the pro forma information have been made. The pro forma financial statements do not purport to represent what WhiteHawk’s post-combination financial position or results of operations would have been if the transactions had actually occurred on the dates indicated above, nor are they indicative of the Company’s post-combination future financial position or results of operations. These pro forma financial statements should be read in conjunction with the historical financial statements, and related notes thereto, of WhiteHawk, PHX, SJM II, and TRR for the periods presented, which are included or incorporated by reference in this Registration Statement.

2. Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

SJM II Acquisition Adjustments

The unaudited pro forma condensed consolidated combined balance sheet as of June 30, 2026 reflects the historical consolidated balance sheet of WhiteHawk, which already includes the effects of the PHX Acquisition, Three Rivers Royalty Acquisition, and the Transactions. Accordingly, no pro forma adjustments are presented for these transactions in the balance sheet. Transaction accounting adjustments related to the SJM II Acquisition are described further below:

A. Reflects the adjustment for proceeds raised in Series E Preferred Stock Financing, net of fees.

B. Reflects the adjustment for proceeds raised under the Securities Purchase Agreement Financing, net of fees.

C. Reflects the aggregate purchase price of $107.9 million cash paid at closing (inclusive of an estimate of $2.9 million in transaction related fees) for the SJM II Assets in the SJM II Acquisition. The Company expects to account for the SJM II Acquisition as an asset acquisition in accordance with GAAP. The preliminary purchase price noted above will be allocated to the assets acquired, which consists of oil and gas properties.

3. Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations

Three Rivers Royalty Acquisition Adjustments

A. Reflects natural gas and oil operations of properties acquired in the Three Rivers Royalty Transaction for the period of January 1, 2025 and March 31, 2025 (date of acquisition).

PHX Adjustments

B. Reflects combination of the historical statement of operations of PHX for the period January 1, 2025 through March 31, 2025 and the PHX Minerals Stub Period results of operations for the stub period between April 1,2025 through June 23, 2025 (date of acquisition). A reconciliation of the adjustments is below (in thousands):

	PHX Minerals Historical	PHX Minerals Stub Period	Adjusted PHX Minerals
Revenues:
Natural gas, oil and NGL sales	$10,433	$9,135	$19,568
Gain (loss) on commodity derivative instruments	(3,163)	2,568	(595)
Lease bonus revenue	328	143	471
Total revenue	7,598	11,846	19,444
Operating expenses:
Lease operating expenses	274	286	560
Transportation, gathering and marketing	1,104	1,034	2,138
Production and ad valorem taxes	423	301	724
Depreciation, depletion and amortization	2,430	2,477	4,907
Interest expense	452	207	659
General and administrative	3,754	7,100	10,854
Losses (gain) on asset sales and other	(6,520)	90	(6,430)
Total operating expenses	1,917	11,495	13,412
Income (loss) before provision for income taxes	5,681	351	6,032
Provision for income taxes	1,297	-	1,297
Net income	$4,384	$351	$4,735

C. Reflects a pro forma adjustment to reclassify lease operating expenses, transportation, gathering and marketing, and production and ad valorem taxes to conform to WhiteHawk’s presentation.

D. Reflects the pro forma impact to depletion expense associated with the change in fair value adjustment to oil and gas properties as a result of the PHX Acquisition. Pro forma depletion expense was calculated on a consolidated basis as though all such properties were owned for the entire period. This number was then offset by the historical depletion expense related to PHX Minerals. The adjustment under Transaction Adjustments was calculated using the units-of-production method under the successful efforts method of accounting (in thousands):

For the year ended December 31, 2025
Depletion expense related to the fair value of oil and gas properties of PHX	$12,214
Less PHX historical depletion expense	4,907
Transaction Adjuistments to depletion expense	$7,307

E. Reflects the management fees expense of WhiteHawk that were paid as compensation for services rendered in the management of the Company. The management fee expenses represent the charge for managing the Company and did not include general and administrative expenses related to operating the business. While a pro forma adjustment has not been made to eliminate the management fees, the Company will no longer incur any management fees after completion of the Transaction. Based upon management estimates in connection with the analysis of the Internalization, the Company expects to incur $1.7 million of incremental compensation expense per year after the closing of the offering.

Transaction adjustments

F. Reflects prepayment fees related to the partial extinguishment of the Senior Notes.

G. Reflects deferred financing fees expensed due to partial extinguishment of the Senior Notes.

H. Represents the income tax impact of the pro forma adjustments from the Three Rivers Royalty Acquisition, the PHX Acquisition, SJM II Acquistion, and the Transactions based on a blended federal and state statutory tax rate of 24.2% for the year ended December 31, 2025 and for the SJIM II Acquisition for the six months ended June 30, 2026.

I. Reflects allocation of net income (loss) to non-controlling interest as a part of the Internalization.

J. Reflects payment of Liquidity Incentive Fee to WhiteHawk Minerals LLC.

K. Reflects basic and diluted loss per common share as shown below for the applicable period, computed using the two-class method (in thousands, except per share data):

For the year ended December 31, 2025

Numerator:
Pro forma net loss attributable to WhiteHawk Income Corporation	$(23,257)
Less: Earnings allocated to particpating securities	(14,441)
Net loss attributable to common stockholders - basic and diluted	$(37,698)

Denominator:
Weighted average shares outstanding - basic and diluted	17,485

Net loss per common share - basic and diluted	$(2.16)

For the six months ended June 30, 2026

Numerator:
Pro forma net loss attributable to WhiteHawk Income Corporation	$(36,498)
Less: Earnings allocated to particpating securities	(8,007)
Net loss attributable to common stockholders - basic and diluted	$(44,505)

Denominator:
Weighted average shares outstanding - basic and diluted	18,822

Net loss per common share - basic and diluted	$(2.36)

L. Reflects payment of minimum return to Series D Preferred Stock as a part of the extinguishment.

SJM II Acquisition Adjustments

M. Reflects the historical statement of operations of SJM II as shown below for the applicable period, and a pro forma adjustment for the percentage of SJM II that WhiteHawk will acquire in the SJM II Transaction. A reconciliation of the adjustments is below (in thousands):

For the year ended December 31, 2025

		SJM II
	SJM II	Transaction	Adjusted
	Historical	Adjustments	SJM II
Net Sales
Natural gas royalty revenue	$26,676	$12,899	$13,777
Natural gas liquids royalty revenue	5,794	3,893	1,901
Oil royalty revenue	551	387	164
Mineral lease bonuses	1,419	629	790
Total net sales	34,440	17,808	16,632

Operating Expenses
Gathering, processing, and transportation	3,751	1,655	2,096
Depreciation, depletion, and amortization	7,219	3,616	3,603
General and administrative expenses	887	468	419
Total operating expenses	11,857	5,739	6,118

Operating Income	22,583	12,069	10,514

Nonoperating Income (Expense)
Realized gain on commodity derivative instruments	2,541	1,092	1,449
Unrealized loss on commodity derivative instruments	(691)	(107)	(584)
Other income	131	76	55
Total nonoperating income	1,981	1,061	920

Combined Net Income	$24,564	$13,130	$11,434

For the six months ended June 30, 2026

		SJM II
	SJM II	Transaction	Adjusted
	Historical	Adjustments	SJM II
Net Sales
Natural gas royalty revenue	$14,015	$7,514	$6,501
Natural gas liquids royalty revenue	3,461	2,392	1,069
Oil royalty revenue	785	499	286
Mineral lease bonuses	1,296	648	648
Total net sales	19,557	11,053	8,504

Operating Expenses
Gathering, processing, and transportation	1,672	781	891
Depreciation, depletion, and amortization	3,442	2,052	1,390
General and administrative expenses	348	197	151
Total operating expenses	5,462	3,030	2,432

Operating Income	14,095	8,023	6,072

Nonoperating Income (Expense)
Realized loss on commodity derivative instruments	(708)	(384)	(324)
Unrealized gain on commodity derivative instruments	2,047	1,100	947
Other income	12	7	5
Total nonoperating income	1,351	723	628

Combined Net Income	$15,446	$8,746	$6,700

N. Reflects a pro forma adjustment to royalty revenue and gathering, processing, and transportation to conform to WhiteHawk's presentation.

O. Reflects a pro forma adjustment to realized loss on commodity derivatives and unrealized gain on commodity derivatives to conform to WhiteHawk's presentation.

P. Reflects a pro forma adjustment to other income to conform to WhiteHawk's presentation.

Q. Reflects allocation of net income from the SJM II Acquisition to non-controlling interest.

R. Reflects pro forma adjustment for dividends paid to Series E Preferred Stock.

S. Reflects the pro forma impact to depletion expense associated with the change in fair value adjustment to oil and gas properties as a result of the SJM II Acquisition. Pro forma depletion expense was calculated on a consolidated basis as though all such properties were owned for the entire period. This number was offset by the historical depletion expense related to the SJM II Assets. The adjustment was calculated using the units-of-production method under the successful efforts method of accounting (in thousands):

For the year ended December 31, 2025
Depletion expense related to the fair value of oil and gas properties of SJM II	$6,661
Less SJM II historical depletion expense	3,603
Transaction Adjuistments to depletion expense	$3,058

For the six months ended June 30, 2026
Depletion expense related to the fair value of oil and gas properties of SJM II	$3,393
Less SJM II historical depletion expense	1,390
Transaction Adjuistments to depletion expense	$2,003